EXHIBIT 32.2: CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
                1350, as adopted pursuant to Section 906 of the
                          Sarbanes-Oxley Act of 2002.

      In connection with the accompanying Annual Report on Form 10-KSB of Magna-Lab, Inc. for the year ended February 28, 2005, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

      (3) such Annual Report on Form 10-KSB for the year ended February 28, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (4) the information contained in such Annual Report on Form 10-KSB for the year ended February 28, 2005 fairly presents, in all material respects, the financial condition and results of operations of Magna-Lab, Inc.


June 14, 2005                                     /s/ Kenneth C. Riscica
                                                  ------------------------------
                                                  Name: Kenneth C. Riscica
                                                  Title: Treasurer, Secretary,
                                                         Chief Financial Officer


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

                                INDEX TO EXHIBITS

No.                                Description
---                                -----------

23.1  Consent of Rothstein Kass & Company, P.C.

31.1 Certification of Principal Executive Officer pursuant to Exchange Act Rule 13a - 14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2 Certification of Principal Financial Officer pursuant to Exchange Act Rule 13a - 14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1 Certification of Principal Executive Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2 Certification of Principal Financial Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


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